Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

I, Jeff S. Potter, president and chief executive officer of Frontier Airlines Holdings, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of

2002, 18 U.S.C. Section 1350, that:

(1)

the annual report on Form 10-K of the Company for the year ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 26, 2006	/s/ Jeff S. Potter

Jeff S. Potter
President and CEO